UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) NOVEMBER 21, 2003
                                                        -----------------


                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          0-8513                                          22-2058515
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(Commission File Number)                    (IRS Employer Identification Number)



62 BROADWAY, POINT PLEASANT BEACH, NEW JERSEY              08742
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(Address of principal executive office)                 (Zip Code)


                  732-295-0350
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(Registrant's telephone number, including area code)


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                                    FORM 8-K

                                November 21, 2003

                            CHEFS INTERNATIONAL, INC.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        On November 21, 2003, Chefs International, Inc. issued a press release announcing that it had received an offer to purchase the common stock owned by its minority shareholders. The text of the press release is attached hereto as
Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)  EXHIBITS

             99.1 Press Release issued by Chefs International, Inc. on November 21, 2003.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CHEFS INTERNATIONAL, INC.
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                                                  (Registrant)


Dated:   NOVEMBER 21, 2003                  By /s/  ANTHONY PAPALIA
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                                                    Anthony Papalia, President